UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2013

COVIDIEN PUBLIC LIMITED COMPANY
(Exact Name of Registrant as Specified in Charter)

Ireland	001-33259	98-0624794
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
20 On Hatch, Lower Hatch Street
Dublin 2, Ireland
(Address of Principal Executive Offices, including Zip Code)
+353 (1) 438-1700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 6, 2013, John M. Connors, Jr. notified the Company of his intention to retire from the Company's Board of Directors on September 27, 2013, the end of the Company's fiscal year. This decision is not the result of any disagreement between Mr. Connors and the Company or its management. The Company and the Board expressed their appreciation for Mr. Connors' service to the Board and the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVIDIEN PUBLIC LIMITED COMPANY

By:	/s/ John W. Kapples
John W. Kapples
Vice President and Corporate Secretary
Date: May 10, 2013